UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 WEST SAM HOUSTON PARKWAY, SUITE 300, HOUSTON, Texas	77043
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange
Common Stock, $.01 par value	USPH	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
◻

ITEM 8.01 Other Event.

On February 2, 2026, U.S. Physical Therapy, Inc. (“USPH”) (NYSE, NYSE Texas: USPH), a national operator of outpatient physical therapy clinics and provider of industrial injury prevention services, announced a 10-year strategic alliance between its subsidiary partner, Metro Physical & Aquatic Therapy (“Metro Physical Therapy”), and NYU Langone Health, one of the nation’s top-ranked academic medical centers (“NYU Langone”). NYU Langone and Metro Physical Therapy will work together in Long Island and the New York metropolitan area to deliver exceptional physical therapy care to patients throughout the region.
On the same day, USPH announced the acquisition of an industrial injury prevention business for approximately $15.1 million. The business currently generates approximately $7.0 million in annual revenues. USPH acquired a 70% interest and 30% was retained by the current owner.
A copy of the press releases are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description of Exhibit

99.1	Registrant's Press Release Announces Strategic Alliance with NYU Langone Health
99.2	Registrant's Press Release Announces the Acquisition of an Industrial Injury Prevention Business

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: February 4, 2026	By:	/s/ CAREY HENDRICKSON
Carey Hendrickson
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)